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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 24, 2001
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                                 Date of Report
                        (Date of earliest event reported)

                                ICOS CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                       0-19171                 91-1463450
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 (State or other jurisdiction      (Commission File No.)      (IRS Employer
         of incorporation)                                  Identification No.)

              22021 -- 20th Avenue S.E., Bothell, Washington 98021
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          (Address of principal executive offices, including zip code)

                                 (425) 485-1900
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              (Registrant's telephone number, including area code)

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Item 5.  Other Events

         On October 24, 2001, ICOS Corporation (the "Registrant") issued a press release announcing its financial results for the quarter ended September 30, 2001. This press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

Item 7.  Financial Statements and Exhibits

         (c)     Exhibits

         99.1    Press release issued by the Registrant, dated October 24, 2001.

                                       -2-

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ICOS CORPORATION

         Dated:  November 1, 2001          By: /s/  Michael A. Stein
                                               ---------------------------------
                                               Michael A. Stein
                                               Vice President and Chief
                                               Financial Officer

                                       -3-

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                                  EXHIBIT INDEX

Exhibit No.      Description
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     99.1        Press release issued by the Registrant, dated October 24, 2001.